ACQUISTION AND STOCK EXCHANGE AGREEMENT

ACQUISTION AND STOCK EXCHANGE AGREEMENT (this “Agreement”) made and CLOSED as of this June 16, 2003, by and among Victor Industries, Incorporated, an Idaho corporation having its principal place of business at 4810 North Wornath Road, Missoula, Montana 59804 ("VICI"), and New Wave Media, Inc., a Nevada corporation, having its principal place of business at  _____________________________________________ (“NWAV”).

Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to such terms in Section 27.

WHEREAS, VICI shall acquire 100% of the common stock of NWAV in exchange for 15,000,000 shares of VICI Common Stock and a USD $100,000.00 Convertible Note bearing a 3% annual interest rate; and

WHEREAS, VICI is authorized to issue 1,000,000,000 shares of its common stock, par value $0.001 per share (the "VICI Common Stock") of which approximately 121,000,000 shares are issued and outstanding (the "Outstanding VICI Common Stock"); and

WHEREAS, the respective Boards of Directors of VICI and NWAV deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders, that (i) VICI acquire NWAV under the terms and conditions hereinafter set forth (the “Acquisition”); and

NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

1.                  Vote on Acquisition and Related Matters.  The Constituent Corporations shall each, as soon as practicable, but prior to closing, and in no event later than 10 days after the execution and delivery hereof, (i) cause a special meeting of its Board of Directors to be called to consider and vote upon the Acquisition on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such Directors, as is necessary, to approve the Acquisition.  Subject to the further conditions and provisions of this Agreement, a closing of the Acquisition shall be held (the “Closing”), and all other documents or instruments deemed necessary or appropriate by the parties hereto to effect the Acquisition shall be executed and filed with the Secretaries of States of the States of Nevada and Idaho as promptly as possible thereafter.

2.                  Representations, Warranties and Covenants of NWAV.   NWAV and the NWAV Shareholders, jointly and severally, represent, warrant and covenant as follows, except to the extent set forth on the NWAV Schedule of Exceptions:

(a)                NWAV is, and on the Effective Date will be, a duly organized and a validly existing corporation in good standing under the laws of Nevada and in such other jurisdictions as it is qualified to do business.  Each NWAV Shareholder, including the name of the Shareholder and address for notice of the applicable Shareholder is set forth on the NWAV Schedule of Exceptions (“Outstanding NWAV Shareholder Interests”).  All Outstanding NWAV Shareholder Interests, on the Effective Date, will be duly authorized, validly issued, fully paid and nonassessable.  There are no, and on the Effective Date there will be no, issued or outstanding rights, options or warrants to purchase any equity interest in NWAV, including but not limited to any Shareholder interests of NWAV or any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for Shareholder interests of NWAV, as applicable.  The Outstanding NWAV Shareholder Interests have all been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act and from any applicable registration requirements of the various states.

(b)               NWAV does not have, and on the Effective Date will not have, any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

(c)                NWAV has, and on the Effective Date will have, full power and authority to enter into this Agreement and, subject to any required Member or other third party approval in accordance with the laws of the State of California, to consummate the transactions contemplated hereby.  This Agreement and the transactions contemplated hereby have been, or shall be within 24 hours of the execution of this Agreement, duly approved by the NWAV Board of Directors and Shareholders.

(d)               NWAV is qualified or licensed in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on the business of NWAV.  The business of NWAV does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

(e)        Subsequent to the Effective Date, in accordance with Form 8-K, the financial statements of NWAV, consisting of its Balance Sheets as of NWAV’s fiscal year-end December 31, 2002, its Statement of Income (Loss) for the fiscal year ended December 31, 2002, its Statements of Cash Flows for the fiscal year ended December 31, 2002, shall be audited by independent public accountants and shall fairly present the financial position, results of operations and other information purported to be shown therein, at the date and for the respective periods to which they apply.  All such financial statements shall be prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and shall be adjusted for all normal and recurring accruals.  Unaudited versions of the financial statements (together, the “Financial Statements”) are acknowledged by the signatures to this Agreement to have been delivered to VICI and are incorporated herein and made a part hereof.

(f)         There has not been, and on the Effective Date there will not have been in the aggregate, any material adverse change in the condition, financial or otherwise, of NWAV from that set forth in the Financial Statements.

(g)                Except for transactions occurring in the ordinary course of business, there has not been, and on the Effective Date there will not have been, any transactions involving NWAV since September 30, 2002 in an amount in excess of $100,000.

(h)        There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against NWAV (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Financial Statements, other than liabilities incurred in the ordinary course of business or taxes incurred on earnings since December 31, 2002.

(i)        All federal, state, county and local income, excise, property and other tax or information returns required to be filed by NWAV have been filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been established in the Financial Statements.  The federal income tax returns and state and foreign income tax returns of NWAV have not been audited by the IRS or any other taxing authority within the past five (5) years.  Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to NWAV or any of their operations or businesses.  There are no pending, or to the knowledge of NWAV, threatened, tax claims or assessments, and there are no pending, or to the knowledge of NWAV, threatened, tax examinations by any taxing authorities.  NWAV has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of NWAV, for any year.

(j)         Except as provided for in the Financial Statements, NWAV, has, and on the Effective Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets as set forth in the Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as set forth in the Financial Statements.

(k)        NWAV is the owner of its inventory as set forth in the Financial Statements and has good and marketable title thereto.

(l)         The accounts receivable as set forth in the Financial Statements represent amounts due for goods sold or services rendered by NWAV in the ordinary course of business and, except as reserved for in the Financial Statements, are collectable in the ordinary course of business.

(m)       A copy of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which NWAV is or on the Effective Date will be, a party, or from which NWAV will receive substantial benefits and which are material to NWAV (collectively, “Contracts”), have been delivered to VICI.  A list of such Contracts is set forth on the NWAV Schedule of Exceptions, which such schedule shall be amended at the Effective Date to reflect any Contracts entered into between the date hereof and the Effective Date.  NWAV is not now, nor will be on the Effective Date, in material default under any Contract.  The validity, enforceability, and rights of NWAV contained in each such Contract shall not be adversely affected by the Acquisition or the transactions contemplated hereby or any actions taken in furtherance hereof.

(n)        There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to NWAV’s knowledge, as applicable, threatened, involving NWAV, individually or in the aggregate in which an unfavorable determination could result in suspension or termination of NWAV’s business or authority to conduct such business in any jurisdiction or could result in the payment by NWAV of more than $25,000 individually or $100,000 in the aggregate, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to NWAV’s best knowledge, there is no reasonable basis for any such proceeding, claim, action or governmental investigation.  NWAV is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of NWAV.

(o)               Since December 31, 2002 there have been, and through the Effective Date there will be (i) no bonuses or extraordinary compensation to any of the officers or directors, (ii) no loans made to or any other transactions with any of the officers or directors or their families, and (iii) no dividends or other distributions declared or paid by NWAV.

(p)        NWAV has, and on the Effective Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile.  Copies of all of the policies of insurance and bonds presently in force with respect to NWAV, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to VICI and VICI SUB.  All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and NWAV has not received any notice of cancellation of any such policies.

(q)       NWAV has, and on the Effective Date will have, no patents, patent applications, trademarks, trademark registrations or applications, trade names, copyrights, copyright registrations or applications, or other intellectual property.  NWAV does not have knowledge of any infringements by it of any third party's intellectual property.

(r)                 Since its inception, NWAV has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on its business or property.

(s)                There are, and on the Effective Date there will be, no loans, leases or other Contracts outstanding between NWAV and any of its officers, directors or any other Shareholder or any person related to or affiliated with any such officers or director or any other Shareholder.

(t)        During the past five year period neither NWAV, nor any of its officers or directors, nor any person intended upon consummation of the Acquisition to become an officer or director of either NWAV or VICI or any successor entity or subsidiary, has been the subject of:

(i)         a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of NWAV or such person, or any partnership in which NWAV or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which NWAV or any such person was an executive officer at or within two years before the time of such filing;

(ii)                a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

(iii)               any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining NWAV or any such person from, or otherwise limiting, the following activities.

    (A)  acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

    (B)       engaging in any type of business practice; or

    (C)              engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

(iv)       any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of NWAV or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

(v)        a finding by a court of competent jurisdiction in a civil action or by  the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

(vi)       a finding by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated.

  (u)                NWAV does not have any pension plan, profit sharing or similar employee benefit plan.

  (v)                Except for the consent and approval of the Members and the filing of the Certificate of Acquisition, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by NWAV of this Agreement and (ii) the consummation by NWAV of the Acquisition and by NWAV of all other transactions contemplated hereby.  This Agreement has been duly executed and delivered by NWAV and constitutes the legal, valid and binding obligation of NWAV, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

  (w)       NWAV knows of no person who rendered any service in connection with the introduction of VICI or NWAV to any of the other companies, and they know of no claim by anyone for a “finder's fee” or similar type of fee in connection with the Acquisition and the other transactions contemplated hereby (See "Conflict of Interest and NWAV Ownership Disclosure" on Page 1 of this Agreement.

  (x)        No employees of NWAV are on strike or to the best of their knowledge threatening any strike or work stoppage.  NWAV does not have any obligations under any collective bargaining or labor union agreements nor is NWAV involved in any material controversy with any of its employees or any organization representing any of its employees.

   (y)                None of the information supplied or to be supplied by or about NWAV for inclusion or incorporation by reference in any information supplied to holders of VICI Common Stock concerning the Acquisition, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

  (z)        The execution and delivery by NWAV of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by NWAV will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or Contract to which NWAV is now a party or by which it or any of its assets or properties are bound; (ii) the Articles of Incorporation or the bylaws of NWAV (a copy of both of which are attached hereto), in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over NWAV or any of its business or properties wherein such breach could have a material adverse effect on NWAV or any of its business or properties.

  (aa)      To the best of its knowledge, NWAV is not in violation of any federal, state or local environmental law or regulation

  (bb)      Subsequent to the Effective Date, and no more than 12 months thereafter, VICI shall File a Proxy Statement with the Securities and Exchange Commission which shall allow the NWAV shareholders to vote to spin-off any and all NWAV shares to the post-Acquisition VICI shareholders.

4.         Representations and Warranties of  VICI.  VICI represents, warrants and covenants, except to the extent set forth on the VICI Schedule of Exceptions or except as set forth in the reports required to be filed by VICI under the Securities Act and the Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof (“SEC Reports”), as follows:

(a)                VICI is a duly organized and validly existing corporation in good standing under the laws of the State of Idaho, authorized to issue an aggregate of 1,000,000,000 shares of VICI Common Stock.  As of the Effective Date, other than VICI Common Stock and Class "A" Common (of which none of the Class "A" Common is issued), there are no other securities authorized and/or issuable under the VICI Articles of Incorporation.  On the Effective Date, there will be issued and outstanding no more than ____________________ shares of VICI Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable.  Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of VICI Common Stock or any issued or outstanding securities of any nature convertible into shares of VICI Common Stock.  There is no proxy or any other agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any shares of VICI Common Stock.

(b)               VICI is, and on the Effective Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted.  The business of VICI does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

(c)                On the Effective Date VICI will have no subsidiaries that have any material unknown and non-disclosed encumbrances of any kind.

(d)                The financial statements of VICI, consisting of its Balance Sheets as at December 31, 2001 and 2000, and its Statement of Operations for the fiscal years ended December 31, 2001 and 2000, its Statement of Stockholders' Equity as of December 31, 2001 and 2000, and its Statement of Cash Flows for the fiscal years ended December 31, 2001 and 2000, all together with accompanying notes, have been audited by independent public accountants, are complete and correct in all material respects, present fairly the financial position of VICI and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods.  The interim financial statements of VICI, consisting of its Balance Sheet as of September 30, 2002 and its Statement of Operations, Statement of Stockholders' Equity and Statement of Cash Flows for the six-month period ending September 30, 2002 have been prepared in accordance with generally accepted accounting principles and have been adjusted for all normal and recurring accruals and present fairly the financial position of VICI and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods.  All the financial statements referenced herein regarding VICI are collectively referred to as the “VICI Financial Statements”, all of which are set forth in the SEC Reports publicly filed with the Commission.

(e)                There has not been, and on the Effective Date there will not have been, any material change in the financial condition of VICI from that set forth in the VICI Financial Statements except for (i) transactions in the ordinary course of business, (ii) transactions relating to this Agreement, and (iii) the incurring of expenses and liabilities relating to this Agreement.

(f)                 There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against VICI (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the VICI Financial Statements, except for (i) liabilities for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of VICI’s business or taxes incurred on earnings since December 31, 2002.

(g)                All federal, state, county and local income, excise, property or other tax returns required to be filed by VICI have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been set up in the VICI Financial Statements.

(h)                VICI has, and on the Effective Date will have, no fixtures, furniture, equipment, inventory or accounts receivable.

(i)                  VICI has, and on the Effective Date will have, no material non-disclosed contracts to which it is, or on the Effective Date will be, a party.

(j)                 There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to VICI's knowledge threatened in writing, against VICI, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement, and, to VICI’s best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against VICI.  VICI is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of VICI.

(k)               Since December 31, 2002 and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of VICI; (ii) no loans made to or transactions with any officer or director of VICI; (iii) no dividends or other distributions declared or paid by VICI; and (iv) no purchase by VICI of any of the VICI common stock.

(l)                  VICI has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement.

(m)              Other than Envirolizerä, a registered Trademark, VICI has no issued patents, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor.  VICI has no knowledge of any infringements by it of any third party's intellectual property.

(n)                VICI has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

(o)               On the Effective Date there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) VICI and (ii) any officer or director of VICI or any person related to or affiliated with any officer or director of VICI.

(p)               Other than those events previously disclosed, during the past five year period, no officer or director of VICI has been the subject of any Bad Event.

(q)               VICI has no pension plan, profit sharing or similar employee benefit plan.

(r)                 Except for the consent and approval of the Boards of Directors of  VICI and the Managing Member and Members to the Acquisition, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by VICI of this Agreement and (ii) the consummation of the Acquisition and the other transactions contemplated hereby.  VICI has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement and the transactions contemplated hereby have been, or will be prior to the Effective Date, duly approved by the Board of Directors of VICI.  This Agreement has been duly executed and delivered by VICI and constitutes the legal, valid and binding obligation of VICI enforceable against it in accordance with the terms hereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(s)                VICI knows of no person who rendered any service in connection with the introduction of VICI or NWAV to any of the other companies and they know of no claim by anyone for a “finder's fee” or similar type of fee in connection with the Acquisition and the other transactions contemplated hereby.

(t)                 VICI has no employees.

(u)                None of the information supplied or to be supplied by or about VICI to NWAV concerning the Acquisition contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(v)                The execution and delivery by VICI of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by VICI will not conflict with, result in a breach of or constitute a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which VICI is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation, as amended, or the bylaws of VICI, in each case as amended; or (iii) any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over VICI or any of its business or properties.

(w)              To the best of its knowledge, VICI is not in violation of any federal, state or local environmental law or regulation.

5.                  Representations and Warranties of each NWAV Shareholder.  Each Shareholder, including the director and officer, for itself and no other, represents and warrants as follows:

(a)        Investment Intent.  Such Shareholder is acquiring the Shareholder Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shareholder Securities or any part thereof.  Such Shareholder is acquiring the Shareholder Securities hereunder in the ordinary course of its business.  Such Shareholder does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shareholder Securities.

(b)        Shareholder Status.  Such Shareholder is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(c)        Experience of such Shareholder.  Such Shareholder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shareholder Securities, and has so evaluated the merits and risks of such investment.  Such Shareholder is able to bear the economic risk of an investment in the Shareholder Securities and, at the present time, is able to afford a complete loss of such investment.

(d)               General Solicitation.  Such Shareholder is not purchasing the Shareholder Securities as a result of any advertisement, article, notice or other communication regarding the Shareholder Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)                VICI's Information.  Such Shareholder has read the SEC Reports and has had an opportunity to discuss VICI’s business, management and financial affairs with directors, officers and management of VICI and has had the opportunity to review VICI’s operations and facilities.  Such Shareholder has also had the opportunity to ask questions of and receive answers from, VICI and its management regarding the terms and conditions of this investment.

(f)                 Residence.  If such Shareholder is an individual, then such Shareholder resides in the state or province identified in the address of such Shareholder set forth on the NWAV Schedule of Exceptions; if such Shareholder is a partnership, corporation, limited liability company or other entity, then the office or offices of such Shareholder in which its investment decision was made is located at the address or addresses of such Shareholder set forth on NWAV Schedule of Exceptions.

(g)        Rule 144.  Such Shareholder acknowledges and agrees that the Shareholder Securities are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Such Shareholder has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things:  the availability of certain current public information about VICI, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

6.         Representations to Survive Closing.  All of the representations, covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of VICI or NWAV pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of three (3) years from the Effective Date.

8.         Treatment of Shares of Constituent Corporations.  The terms and conditions of the Acquisition, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the Constituent Corporations are as follows:

(a)                All of the Outstanding NWAV Shareholder Interests shall be converted by virtue of the Acquisition at the Effective Date into, in the aggregate, 19,000,000 shares of VICI Common Stock (the “Member Shares” or "Shareholder Securities").  After the Effective Date, each Member, upon surrender of their Outstanding NWAV Shareholder Interest existing immediately prior to the Effective Date, shall be entitled to receive from VICI, pro-rata based upon their respective share of such Outstanding Shareholder Interest, certificates representing their share of the Shareholder Securities, which certificates shall contain any appropriate restrictive legend concerning the resale of such securities.  Until so surrendered, any outstanding certificates or other documentation which, prior to the Effective Date, represented Outstanding NWAV Shareholder Interests, shall be deemed for all corporate purposes to evidence ownership of the Shareholder Securities into which such Outstanding NWAV Shareholder Interests shall be convertible into.  Upon such surrender, Outstanding NWAV Shareholder Interests so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.  Upon conversion, any fractional shares resulting from conversion shall be rounded to the nearest whole number of Member Shares.

            11.       Conditions of Obligations of VICI.  The obligation of VICI to consummate the Acquisition is subject to the following conditions prior to the Effective Date:

 (a)       NWAV has not suffered an uninsured loss on account of fire, flood, accident, or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

(b)        That no material transactions shall have been entered into by NWAV other than transactions in the ordinary course of business between December 31, 2002 and the Effective Date, other than as referred to in this Agreement or in the schedules annexed, except with the prior written consent of VICI.

(c)        Except as disclosed in this Agreement or in the schedules annexed hereto, that no material adverse change in the aggregate shall have occurred in the financial condition of NWAV since December 31, 2002.

(d)        That none of the properties or assets of NWAV shall have been sold or otherwise disposed of other than in the ordinary course of business during such period, except with the prior written consent of VICI.

(e)        That NWAV shall have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by NWAV in this Agreement are true and correct, both when made and as of the Effective Date.

(f)         That all applicable filings and regulatory approvals required to be made or obtained by NWAV have been made or obtained.

(e)                That this Agreement and the transactions contemplated hereby shall have been approved by appropriate action of NWAV.

(f)                 That there shall have been full compliance with the applicable securities or “blue sky” laws and regulations of any state or other governmental body having jurisdiction over the Acquisition.

(g)                That VICI shall have received from NWAV the following documents:

(i)         original signature pages of this Agreement duly executed by NWAV, the directors and each Shareholder;

(ii)                Good Standing Certificate of NWAV;

(iii)               Certificate of Organization of NWAV;

(iv)              Organizational minutes of NWAV and any other documents required by Section 16;

(v)                Articles of Incorporation and bylaws of NWAV;

(vi)              an opinion from counsel to NWAV, substantially in the form of Exhibit C attached hereto;

(vii)             Written consent of the NWAV Board of Directors authorizing the                                  Acquisition;

(viii)           Certificate of the Board of Directors evidencing compliance with the provisions of this Section 11;

(ix)              Form D and evidence of filing with the State of Nevada; and

(x)                Original signature page of each Certificate of Acquisition for filing with the Secretaries of State of Nevada and Idaho.

12.              Conditions of Obligations of NWAV.  The obligations of NWAV to consummate the Acquisition are subject to the following conditions prior to the Effective Date:

(a)        That VICI are in compliance with their respective representations, warranties and covenants contained herein, and that NWAV shall receive from VICI a certificate to such effect from the President of VICI as of the Effective Date.

(b)        That VICI shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

(c)        That no material transactions shall have been entered into by VICI other than transactions in the ordinary course of business since December 31, 2002, other than as referred to in this Agreement, except with the prior written consent of NWAV.

(d)        That no material adverse change shall have occurred in the financial condition of VICI since December 31, 2002 other than as referred to in this Agreement.

(e)        That none of the properties or assets of VICI shall have been sold or otherwise disposed of other than in the ordinary course of business December 31, 2002, except with the written consent of NWAV.

(f)         That VICI shall each have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by VICI herein are true and correct.

(g)        That all applicable filings and regulatory approvals required to be made or obtained by VICI have been made or obtained.

(h)                That VICI shall have held a meeting of its Board of Directors at which meeting all of its directors shall have resigned seriatim and the persons designated by NWAV shall have been elected as directors of VICI, all subject to the consummation of the Acquisition.

(i)                  That NWAV shall have received from VICI and the following documents:

(i)         original signature page of this Agreement duly executed by VICI and VICI SUB;

(ii)        Good Standing Certificate of VICI;

(iv)       Certificate of Incorporation of VICI;

(vi)       Organizational minutes of VICI and any other documents required by Section 15;

(viii)      By-Laws of VICI;

(xii)      Written consent of the Board of Directors of VICI authorizing the Acquisition;

(xiii)      Officer’s Certificate of VICI evidencing compliance with the provisions of this Section 12; and

13.       Abandonment.  This Agreement and the Acquisition may be abandoned (a) by any of the Companies, acting by its Board of Directors, at any time prior to its adoption by the shareholders of such Company, as provided by law, (b) by any of the Companies, acting by its Board of Directors by written notice to the other parties hereto, at any time in the event of the failure of any condition in favor of such entity as to which the consummation of the Acquisition is subject, or (c) by the consent of all the Companies, acting each by its Board of Directors, at any time after such adoption by such shareholders and prior to the Effective Date.  In the event of abandonment of this Agreement, the same shall become wholly void and of no effect, and there shall be no further liability or obligation hereunder on the part of any of the Companies, their respective Boards of Directors or any other party to this Agreement.

14.       Closing or Termination.  In the event the Closing of this Agreement shall not take place by August 31, 2003, due to failure of any condition of closing required herein, any party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other.

15.       Delivery of Corporate Proceedings of VICI.  At the Closing, VICI shall deliver to counsel for NWAV the originals of all of the corporate proceedings of VICI, duly certified by their respective Secretaries, relating to this Agreement.

16.       Delivery of Corporate Proceedings of NWAV.  At the Closing, NWAV shall deliver to counsel for VICI the originals of all of the corporate proceedings of NWAV, duly certified by its Secretary, relating to this Agreement and a draft of the language proposed to be included the Form 8-K to be filed within 15 days of the Effective Day, which draft shall be substantially in compliance with the requirements of Form 8-K.

17.       Limitation of Liability.  The representations and warranties made by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person.  Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

18.       Further Instruments and Actions.  Each party shall deliver such further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

19.       Governing Law.  This Agreement is being delivered and is intended to be performed in the State of Nevada and shall be construed and enforced in accordance with the laws of such State without regard to conflicts of laws thereof.

20.       Notices.  All notices or other communications to be sent by any party to this Agreement to any other party to this Agreement shall be sent by certified mail, nationwide overnight delivery service or by personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party.

21.       Binding Agreement.  This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns.  This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

22.       Counterparts.  This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

23.       Severability.  The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

            24.       Joint Drafting.  This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

            25.       Reliance on Certificates.  In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the States of Nevada and Idaho, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

26.       Public Announcements.  All parties hereto agree that any public announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto.

26.5     Recission Clause.  Unless there is a subsequent written agreement to the contrary, if within 24 months from the execution of this Agreement, Flinn Broadcasting, Inc., cancels or terminates its Local Marketing agreement with New Wave Media in Great Falls, Montana, VICI shall have the unilateral right to recind any and all obligations that were entered into as a result of the terms and conditions of this Agreement.  If there is a recission, the Parties shall each pay their own costs and fess related to the recission. The intent of this clause of the Agreement is to place both Parties in the same relative position they were in prior to this Agreement being executed.

27.              Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 27:

“Bad Events” shall mean, collectively, the events described in clauses (i) through (vi) of Section 2(t).

“Certificate of Acquisition” shall have the meaning set forth in Section 1.

“CFTC” shall have the meaning set forth in Section 2(t)(iii)(A).

“Closing” shall have the meaning set forth in Section 1.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the Securities and Exchange Commission.

“Commission Reports” shall have the meaning set forth in the opening paragraph of Section 4

“Companies” shall mean, collectively, VICI, VICI SUB and NWAV.

“Contracts” shall have the meaning set forth in Section 2(m).

“Constituent Corporations” shall mean, collectively, NWAV and VICI SUB.

“Effective Date” shall mean the date the Certificate of Acquisition is filed with the State of Delaware.

“VICI” shall mean Victor Industries, Inc., an Idaho corporation.

“VICI Common Stock” shall have the meaning set forth in the second recital to this Agreement.

“VICI Financial Statements” shall have the meaning set forth in Section 4(d).

“VICI Schedule of Exceptions” shall mean the schedule of exceptions to the representations, warranties and covenants of VICI annexed hereto and made a part hereof.

“Financial Statements” shall have the meaning set forth in Section 2(e).

“IRS” shall mean the Internal Revenue Service.

“Shareholder” shall mean each Shareholder of NWAV as set forth on the NWAV Schedule of Exceptions.

“Shareholder Securities” shall mean the Shareholder Shares.

“Shareholder Shares” shall have the meaning set forth in Section 8(a).

“Acquisition” shall have the meaning set forth in the fourth recital to this Agreement.

“Outstanding VICI Common Stock” shall have the meaning set forth in the second recital to this Agreement.

“Outstanding NWAV Shareholder Interests” shall have the meaning set forth in Section 2(a).

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder.

“NWAV” shall mean New Wave Media, Inc. a Nevada corporation.

“NWAV Schedule of Exceptions” shall mean the schedule of exceptions to the representations, warranties and covenants of NWAV annexed hereto and made a part hereof.

            27.5     A copy or facsimile of this Agreement and a copy or facsimile of any signature affixed hereto shall have the same legal effect as an original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.

                                                                        Victor Industries, Inc.

                                                                        By:       /s/ Penny Sperry

                                                                        Name:  Penny Sperry

                                                                        Title:     President

                                                                        By:       /s/ Dave Boulter

                                                                        Name:  Dave Boulter

                                                                        Title:     Director and Secretary

NWAV Director:

/s/ Josh Gager

Josh Gager

NWAV Shareholders and Corresponding Ownership Percentage:

/s/ Josh Gager___________

Josh Gager                  100%